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                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY

                               TFM, S.A. de C.V.

                                U.S.$180,000,000
                          12.50% Senior Notes Due 2012

                              Purchase Agreement

                                                              New York, New York
                                                                    June 6, 2002
Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
As Initial Purchasers

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         TFM, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, U.S.$180,000,000 principal amount of its 12.50% Senior Notes Due 2012 (the "Securities"). The Securities are to be issued under an indenture (the "Indenture"), to be dated as of the Closing Date, among the Company, The Bank of New York, as trustee (the "Trustee") and Deutsche Bank Luxembourg S.A., as Luxembourg paying agent. The Securities will have the benefit of a registration rights agreement (the "Registration Rights Agreement"), to be dated as of the Closing Date, between the Company and the Initial Purchasers, pursuant to which the Company will agree to register the Securities under the Act subject to the terms and conditions therein specified. To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 20 hereof.

         The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act. The amount of the fee owed by the Company pursuant to Schedule A to the Dealer Manager Agreement dated May 9, 2002 between the Company and Salomon Smith Barney (the "Dealer Manager Agreement") shall be reduced by an amount equal to the excess of (x) the price of the Securities to the public as set forth on the cover of the Final Offering Circular above (y) the price of the Securities to the Initial Purchasers set forth in Section 2 hereof. For purposes of relations between the Initial Purchasers, this Agreement shall be deemed to constitute the "Wire" referred to in the Salomon Smith Barney Master Agreement Among Underwriters to which the Initial Purchasers are both signatories.

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         In connection with the sale of the Securities, the Company has prepared a preliminary offering circular, dated May 28, 2002 (as amended or supplemented at the date thereof, including any and all exhibits thereto, and any information incorporated by reference therein, the "Preliminary Offering Circular"), and a final offering circular, dated June 6, 2002 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Offering Circular"). Each of the Preliminary Offering Circular and the Final Offering Circular sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Circular and the Final Offering Circular, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or "supplement" with respect to the Final Offering Circular shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time that is incorporated by reference therein.

         1. Representations and Warranties. The Company represents and warrants to each Initial Purchaser as set forth below in this Section 1.

             (a) The Preliminary Offering Circular, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date the Final Offering Circular did not and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

             (b) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has (i) directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Act; or (ii) engaged in any directed selling efforts with respect to any of the Securities, provided that the Company makes no representation or warranty as to any actions of the Initial Purchasers or any person acting on their behalf. Terms used in this paragraph have the meanings given to them by Regulation S.

             (c) The Company is a "foreign issuer" (as defined in Regulation S) and the Company reasonably believes that there is no substantial U.S. market interest (as defined in Regulation S) in its debt securities.

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             (d)  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation
         D) in connection with any offer or sale of the Securities in the United States, provided that the Company makes no representation or warranty as to any actions of the Initial Purchasers or any person acting on their behalf.

             (e) Assuming that the representations and warranties of the Initial Purchasers set forth in Section 4 are true and accurate and that the Initial Purchasers will comply with the agreements set forth in Section 4, it is not necessary in connection with the offer, issuance and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

             (f) On or prior to the Closing Date, the Company shall have been advised by the NASD's PORTAL Market that the Securities have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

             (g) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Offering Circular will not be, an "investment company" as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company's securities.

             (h) The Company is not and does not expect to become a "passive foreign investment company" as defined in Section 1297 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

             (i) The Company is subject to and is reporting in accordance with the requirements of Section 13 or Section 15(d) of the Exchange Act.

             (j) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated in this Agreement).

             (k) The Company has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or that might reasonably be expected to constitute or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

             (l) Except as described in the Final Offering Circular, the Company does not have any subsidiaries or otherwise the decision-making ability or control over any other entity, whether by majority ownership of voting shares or otherwise.

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             (m)  The Company has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Offering Circular, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to so qualify would not have a Material Adverse Effect.

             (n) The Company's authorized equity capitalization is as set forth in the Final Offering Circular and the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Offering Circular.

             (o) The statements in the Final Offering Circular under the headings "The Concession", "Certain Transactions", "Description of Significant Indebtedness", "Description of the New Notes" and "Taxation" fairly summarize the matters therein described.

             (p) This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company, will constitute a legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, concurso mercantil, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Registration Rights Agreement has been duly authorized by the Company.

             (q) Except as set forth or contemplated by the Preliminary Offering Circular (exclusive of any amendment or supplement thereto), no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Indenture or in the Registration Rights Agreement, except (i) such as may be required (x) under the blue sky laws of any jurisdiction in which the Securities are offered and sold, (y) in connection with the registration of the Securities pursuant to the Registration Rights Agreement, including the qualification of the Indenture pursuant to the Trust Indenture Act, and
         (z) in connection with the registration of the Securities in the Seccion Especial (Special Section) of the Registro Nacional

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         de Valores (National Registry of Securities) maintained by the Comision
         Nacional Bancaria y de Valores of Mexico (the "CNBV") (which shall be obtained by the Closing Date) and (ii) such consents, approvals authorizations, filings or orders as have been obtained.

             (r) Neither the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, the issuance and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to: (i) its charter or by-laws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, except, in the cases of clauses (i) and (ii) of this subsection, for those that would not have a Material Adverse Effect or a material adverse effect on the holders of the Securities or the consummation of any of the transactions contemplated herein, in the Indenture or in the Registration Rights Agreement.

             (s) The historical financial statements and notes of the Company included in the Final Offering Circular present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with the accounting principles issued by the International Accounting Committee ("IAS") applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Financial Data" in the Final Offering Circular fairly present, on the basis stated in the Final Offering Circular, the information included or incorporated by reference therein.

             (t) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance by the Company of this Agreement, the Indenture, or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

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             (u)  The Company owns or leases or operates under its concession all such properties as are necessary to the conduct of its operations as presently conducted.

             (v) The Company is not in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, except, in the cases of clauses (ii) and (iii) of this subsection, for those that would not have a Material Adverse Effect and except as set forth in or contemplated by the Final Offering Circular.

             (w) PricewaterhouseCoopers (the "Company Auditors"), who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements of the Company included in the Final Offering Circular, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

             (x) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities, other than fees payable by the Company to the CNBV (as defined below) in connection with the registration of the Securities in the Special Section of the National Registry of Securities maintained by the CNBV.

             (y) The Company has filed all tax returns (foreign, national, local or other) required to be filed (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

             (z) No labor problem or dispute with the employees of the Company exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers, except as would not have a Material Adverse Effect, and except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

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             (aa)  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary for companies engaged in the same or similar businesses; all policies of insurance and fidelity or surety bonds insuring the Company or its business, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause which in either case would have a Material Adverse Effect; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

             (bb) The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate national, local or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

             (cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IAS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (dd) The Company is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set

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         forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

             (ee) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.356% of the principal amount thereof, plus accrued interest, if any, from June 13, 2002 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

         3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on June 13, 2002, or at such time on such later date not more than two Business Days after the foregoing date as the Representatives shall designate in writing, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to the account specified by the Company. Delivery of the Securities sold pursuant to Clauses 4(b)(i)(A) and
(C) shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. The Securities sold pursuant to Clause 4(b)(i)(B) shall be delivered in certificated form at such location as Salomon Smith Barney shall reasonably designate at least one Business Day in advance of the Closing Date. Certificates for such Securities shall be registered in such names and in such denominations as Salomon Smith Barney may request in writing not less than two Business Days in advance of the Closing Date. The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the Business Day prior to the Closing Date.

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         4.  Offering by Initial Purchaser. (a) Each Initial Purchaser
acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

         (b) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

         (i) it has not offered or sold, and will not offer or sell, any Securities as part of their distribution at any time except:

               (A) within the United States, to those it reasonably believes to be "qualified institutional buyers" (as defined in Rule 144A under the Act);

               (B) within the United States, to other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation
         D) who provide to it and to the Company a letter in the form of Exhibit A hereto; or

               (C) in accordance with Rule 903 of Regulation S and the restrictions set forth in Exhibit B hereto;

         (ii) neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation
D);

         (iii) in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; and

         (iv) it is an "institutional accredited investor" within the meaning of Rule 501(a) of Regulation D.

         5.    Agreements.  The Company agrees with each Initial Purchaser that:

         (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Offering Circular and any amendments and supplements thereto as they may reasonably request.

         (b) The Company will not amend or supplement the Final Offering Circular, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representatives; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers and notified to the Company), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Offering Circular unless, prior to such proposed filing, the Company has furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. The Company will

                                       9

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     promptly advise the Representatives when any document filed under the
     Exchange Act that is incorporated by reference in the Final Offering Circular shall have been filed with the Commission.

         (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Offering Circular, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Offering Circular to comply with applicable law, the Company will promptly (i) notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, prepare an amendment or supplement to correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Final Offering Circular to the Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

         (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may reasonably designate and will maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business or to qualify as a dealer in securities in any jurisdiction in which it is not now so qualified or to take any action that would subject it to taxation or service of process in suits, in any jurisdiction in which it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (e) The Company will not, will not permit any of its Affiliates that are under its control to, and will use its best efforts not to permit any of its other Affiliates to, resell any Securities which constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Act that have been acquired by any of them.

         (f) The Company will not, will not permit any of its Affiliates that are under its control to, and will use its best efforts not to permit any of its other Affiliates and any person acting on its or their behalf to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act, provided that the Company undertakes no such obligation as to any actions of the Initial Purchasers or any person acting on their behalf.

         (g) The Company will not, will not permit any of its Affiliates that are under its control to, and will use its best efforts not to permit any of its other Affiliates and any person acting on its or their behalf to, engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or

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     sale of the Securities in the United States, provided that the Company undertakes no such obligation as to any actions of the Initial Purchasers or any person acting on their behalf.

         (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with
     Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

         (i) The Company will not, will not permit any of its Affiliates that are under its control to, and will use its best efforts not to permit any of its other Affiliates and any person acting on its or their behalf to, engage in any directed selling efforts with respect to the Securities, provided that the Company undertakes no such obligation as to any actions of the Initial Purchasers or any person acting on their behalf. Terms used in this paragraph have the meanings given to them by Regulation S.

         (j) The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

         (k) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (l) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of this Agreement, the Indenture and the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee and any information agent or exchange agent; (ii) the preparation, printing or reproduction of the Preliminary Offering Circular and the Final Offering Circular and each amendment or supplement thereto;
     (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Offering Circular and the Final Offering Circular, (and all amendments or supplements thereto), as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states or any non-U.S. jurisdiction (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

         6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) At the Closing Date, the Company shall have requested and caused the following opinions dated the Closing Date and addressed to the Representatives, to be furnished to the Representatives, in form and substance satisfactory to, the Representatives:

               (i) an opinion of Haynes and Boone, S.C., special Mexican counsel to the Company ("Mexican Counsel"), addressing the matters set forth in Exhibit C;

               (ii) an opinion of Ortiz, Sainz y Erreguerena, S.C., special Mexican tax counsel to the Company ("Mexican Tax Counsel"), addressing the matters set forth in Exhibit D;

               (iii) an opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP, U.S. counsel to the Company ("U.S. Counsel"), addressing the matters set forth in Exhibit E.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than, in the case of Mexican Counsel and Mexican Tax Counsel, Mexico or, in the case of U.S. Counsel, the State of New York or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

         References to the Final Offering Circular in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

         (b) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Offering Circular (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (c) The Company shall have furnished to the Representatives a certificate of the Company, signed by its Chairman of the Board or President and its principal financial or accounting officer, dated as of the Closing Date, to the effect that the signatories of such certificate have carefully examined the Final Offering Circular, any amendment or supplement to the Final Offering Circular and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) since the date of the most recent financial statements included in the Final Offering Circular (exclusive of any amendment or supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

         (d) At the Execution Time and at the Closing Date, the Company shall have requested and caused the Company Auditors to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, substantially in the form attached hereto as Exhibit F and in form and substance satisfactory to the Representatives. All references in this Section 6(d) to the Final Offering Circular include any amendment or supplement thereto at the date of the applicable letter.

         (e) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Offering Circular (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this
Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

         (f) The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD and the Securities shall be eligible for clearance and settlement through The Depository Trust Company.

         (g) Subsequent to the Execution Time, there shall not have occurred any downgrading, nor shall any notice have been given to the Company of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate the direction of a possible change, in the rating accorded any of the Company's securities by any of Standard & Poor's ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other

"nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of a possible change in any such rating that does not indicate the direction of the possible change.

         (h) Prior to the Closing Date, the Securities shall have received the ratings from S&P and Moody's of BB- and B1, respectively.

         (i) Prior to the Closing Date, the Company shall have obtained all consents, approvals, authorizations and orders of, and shall have duly made all registrations, qualifications and filing with, any court or regulatory authority or other governmental agency or instrumentality, including with limitation the CNBV, required in connection with the issuance and sale of the Securities and the execution, delivery and performance of this Agreement.

         (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement or (ii) if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile, in either case confirmed in writing.

         The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at One Liberty Plaza, New York, New York 10006, on the Closing Date.

         7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Salomon Smith Barney on demand for all reasonable and duly documented out-of-pocket expenses (including reasonable fees and disbursements of counsel; provided that the Company's obligation to reimburse the Initial Purchasers for fees of counsel under this Section 7 and otherwise hereunder shall be limited to fees not exceeding the excess of $400,000 over the amount of such fees reimbursed under the Dealer Manager Agreement) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to or arise out of or are based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular, the Final Offering Circular (or in any amendment or supplement thereto) or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Circular or the Final Offering Circular, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Offering Circular or the Final Offering Circular (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page and (ii) under the heading "Plan of Distribution", (A) the list of Initial Purchasers and their respective participation in the sale of the Securities and (B) the ninth paragraph in the Preliminary Offering Circular and the Final Offering Circular, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Offering Circular or the Final Offering Circular (or in any amendment or supplement thereto).

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ one firm of separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Offering Circular. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Offering Circular or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (ii) a banking moratorium shall have been declared either by Mexican, U.S. federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Final Offering Circular (exclusive of any amendment or supplement thereto).

         11. Survival. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-7912) and confirmed to Salomon Smith Barney at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to:

     Attn: Jacinto Marina, Director and Acting Chief Financial Officer, and Leon Ortiz, Financial Director and Treasurer and confirmed to it at TFM, S.A. de C.V., Periferico Sur 4829, 4(degree) Piso, Col. Parques del Pedregal, C.P. 14010 Delegacion Tlalpan, Mexico D.F., telefax no.: 011 525 55 947-5830 (voice contact 011 525 55 447-5881 or 011 525 55 487-5847)).

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

         14. Jurisdiction. Each of the parties hereto (a) agrees that any suit, controversy or dispute arising out of or based upon this Agreement or the transactions contemplated hereby shall be subject to the jurisdiction of the courts of the State or Federal courts sitting in The City of New York, New York and each of the parties hereby expressly and irrevocably submits, for itself and for its property, to such jurisdiction for such purpose, and (b) waives any objection that it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding. Each of the parties hereby expressly and irrevocably waives all rights of objection to jurisdiction in any such action or hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York, 10011, as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any State or Federal court in The City of New York, New York, County of New York, by any Initial Purchaser, the directors, officers, employees and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser, and expressly accepts the jurisdiction of any such court in respect of any suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.

         15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         16. Currency. Each reference in this Agreement to U.S. dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligation of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

         17. Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives such immunity to the extent such waiver is legally permissible and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

         18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

         "Commission" shall mean the U.S. Securities and Exchange Commission.

         "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Mexico" shall mean the United Mexican States.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "PORTAL" shall mean the Private Offerings, Resales and Trading through Automated Linkages system of the NASD.

         "Regulation D" shall mean Regulation D under the Act.

         "Regulation S" shall mean Regulation S under the Act.

         "Salomon Smith Barney" shall mean Salomon Smith Barney Inc.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "U.S." or the "United States" shall mean the United States of America.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                                    Very truly yours,

                                                    TFM, S.A. de C.V.

                                                    By: /s/ Leon Ortiz
                                                        -------------------
                                                        Name: Leon Ortiz
                                                        Title: Treasurer

                                                    By: /s/ Jacinto Marina
                                                        -------------------
                                                        Name:Jacinto Marina
                                                        Title: Acting Chief
                                                               Financial Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.

By: Salomon Smith Barney Inc.

By: /s/ John M. Hartzell
    --------------------
    Name: John M. Hartzell
    Title: Managing Director

By: J.P. Morgan Securities Inc.

By: /s/ Cynthia Powell
    --------------------
   Name: Cynthia Powell
   Title: Managing Director

                                  SCHEDULE I

                                                       Principal Amount of
                                                           Securities
   Initial Purchasers                                    to be Purchased
   ------------------                                  -------------------
Salomon Smith Barney Inc.  ..........................   U.S.$ 144,000,000
J.P. Morgan Securities Inc.  ........................   U.S.$  36,000,000
                                                        -----------------
   Total  ...........................................   U.S.$ 180,000,000

                                                                       EXHIBIT A

         Non-Distribution Letter for Institutional Accredited Investors

                                                              ____________, 2002

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
As Initial Purchasers

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

TFM, S.A. de C.V.
Periferico Sur 4829, 4(degree) Piso,
Col. Parques del Pedregal, C.P. 14010
Delegacion Tlalpan, Mexico D.F.

         Re: Purchase of US$_____ principal amount of 12.50%
             Senior Notes Due 2012 (the "Securities") of
             TFM, S.A. de C.V. (the "Company")(1)

Ladies and Gentlemen:

         In connection with our purchase of the Securities we confirm that:

         1. We understand that the Securities are not being and will not be registered under the Securities Act of 1933, as amended (the "Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Act.

         2. We acknowledge that (a) neither the Company, nor the Initial Purchasers (as defined in the Offering Circular dated June 6, 2002, relating to the Securities (the "Final Offering Circular")) nor any person acting on behalf of the Company or the Initial Purchasers has made any representation to us with respect to the Company or the offer or sale of any Securities; and (b) any information we desire concerning the Company and the Securities or any other matter relevant to our decision to purchase the Securities (including a copy of the Final Offering Circular) is or has been made available to us.

         3. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing under paragraph 4 below is) an institutional "accredited

-----------------------------
(1) Each U.S. purchaser, or account for which each U.S. purchaser is acting, should purchase at least US$250,000 of Securities.

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investor" (within the meaning of Rule 501(a) (1), (2), (3) or (7) of Regulation
D under the Act) able to bear the economic risk of investment in the Securities.

         4. We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

         5. We understand that (a) the Securities will be in registered form only and that any certificates delivered to us in respect of the Securities will bear a legend substantially to the following effect:

         "These Securities have not been registered under the Securities Act of 1933. Further offers or sales of these Securities are subject to certain restrictions, as set forth in the Offering Circular dated June 6, 2002 relating to these Securities."

         and (b) the Company has agreed to reissue such certificates without the foregoing legend only in the event of a disposition of the Securities in accordance with the provisions of paragraph 6 (provided, in the case of a disposition of the Securities in accordance with paragraph 6(f) below, that the legal opinion referred to in such paragraph so permits), or at our request at such time as we would be permitted to dispose of them in accordance with paragraph 6(a) below.

         6. We agree that in the event that at some future time we wish to dispose of any of the Securities, we will not do so unless such disposition is made in accordance with any applicable securities laws of any state of the United States and:

         (a) the Securities are sold in compliance with Rule 144(k) under the Act; or

         (b) the Securities are sold in compliance with Rule 144A under the Act; or

         (c) the Securities are sold in compliance with Rule 904 of Regulation S under the Act; or

         (d) the Securities are sold pursuant to an effective registration statement under the Act; or

         (e)   the Securities are sold to the Company; or

         (f) the Securities are disposed of in any other transaction that does not require registration under the Act, and we theretofore have furnished to the Company or its designee an opinion of counsel experienced in securities law matters to such effect or such other documentation as the Company or its designee may reasonably request.

                                       Very truly yours,

                                       By ________________________
                                       (Authorized Officer)

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                                                                       EXHIBIT B
                      Selling Restrictions for Offers and
                        Sales Outside the United States

         (1) (a) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

               (i) neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities; and

               (ii) it has not entered and will not enter into any contractual arrangement with any distributor (as that term is defined by Regulation S) with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company;

               (iii) it and they have complied and will comply with the offering restrictions requirement of Regulation S; and

               (iv) at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i)(B) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States, except in accordance with Regulation S or Rule 144A under the Act. Additional restrictions on the offer and sale of the Securities are described in the offering memorandum for the securities. Terms used in this paragraph have the meanings given to them by Regulation S."

         (b) Terms used in this Section 1 have the meanings given to them by Regulation S.

     (2) Each Initial Purchaser represents and agrees that:

               (i) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not

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     result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

               (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

               (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities, in circumstances in which section 21(1) of the FSMA does not apply to the Company.

     (3) Each Initial Purchaser represents and agrees that neither it nor any person acting on its behalf has made or will make offers or sales of the Securities to the public in Mexico.

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